UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): May 9, 2019

COVANTA HOLDING CORPORATION
(Exact name of Registrant as Specified in Its Charter)
________________________________________________________

Delaware	1-06732	95-6021257
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

445 South Street Morristown, New Jersey		07960
(Address of principal executive offices)		(Zip Code)

(862) 345-5000
(Registrant’s telephone number, including area code)
________________________________________________________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.10 par value per share	CVA	New York Stock Exchange

Item 5.07. Submission of Matters to a Vote of Security Holders.
At the Annual Meeting of Stockholders (the “Annual Meeting”) of Covanta Holding Corporation (the “Company”) held on May 9, 2019, the Company’s stockholders voted on the following proposals:

1.	To elect twelve directors to serve a one-year term that will expire at the next Annual Meeting of Stockholders. Each director was elected with the votes cast as follows:

Directors	For	Withheld	Broker Non-Votes
David M. Barse	93,878,701	6,238,875	22,924,020
Ronald J. Broglio	98,760,070	1,357,506	22,924,020
Peter C.B. Bynoe	98,549,072	1,568,504	22,924,020
Linda J. Fisher	98,712,122	1,405,454	22,924,020
Joseph M. Holsten	98,650,750	1,466,826	22,924,020
Stephen J. Jones	99,188,205	929,371	22,924,020
Owen Michaelson	99,783,201	334,375	22,924,020
Danielle Pletka	99,721,911	395,665	22,924,020
Michael W. Ranger	94,969,755	5,147,821	22,924,020
Robert S. Silberman	92,115,205	8,002,371	22,924,020
Jean Smith	94,255,542	5,862,034	22,924,020
Samuel Zell	89,684,928	10,432,648	22,924,020

2.	To ratify the appointment of Ernst & Young LLP as our independent registered public accountants for the 2019 fiscal year.

Votes For	Votes Against	Abstentions	Broker Non-Votes
121,811,146	1,105,785	124,665	—

3.	To approve the First Amendment to the Covanta Holding Corporation 2014 Equity Award Plan.

Votes For	Votes Against	Abstentions	Broker Non-Votes
70,716,653	28,730,159	670,764	22,924,020

4.	Advisory vote to approve the compensation of the Company's named executive officers as disclosed in the proxy statement.

Votes For	Votes Against	Abstentions	Broker Non-Votes
98,087,082	1,338,104	692,389	22,924,020

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: May 9, 2019

COVANTA HOLDING CORPORATION
(Registrant)

By:	/s/ Timothy J. Simpson
Name:	Timothy J. Simpson
Title:	Executive Vice President, General Counsel and Secretary